================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [ ]

                     Check the appropriate box:
                        [ ] Preliminary Proxy Statement
                        [ ] Confidential, for Use of the Commission only
                            (as permitted by Rule 14a-6(e)(2))
                        [X] Definitive Proxy Statement
                        [ ] Definitive Additional Materials
                        [ ] Soliciting Material Pursuant to Rule 14a-11(c)
                            or Rule 14a-12


                                    QLT INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
   [X] No Fee Required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                            CALCULATION OF FILING FEE

==================================================================================================================
                                                   PER UNIT PRICE OR OTHER
                                                     UNDERLYING VALUE OF
TITLE OF EACH CLASS OF      AGGREGATE NUMBER OF     TRANSACTION COMPUTED      PROPOSED MAXIMUM
 SECURITIES TO WHICH        SECURITIES TO WHICH     PURSUANT TO EXCHANGE     AGGREGATE VALUE OF
 TRANSACTION APPLIES:      TRANSACTION APPLIES:        ACT RULE 0-11:           TRANSACTION:        TOTAL FEE PAID
==================================================================================================================
==================================================================================================================

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                   ---------------------------------------------
       (2) Form, Schedule, or Registration Statement Number:
                                                            --------------------
       (3) Filing Party:
                        --------------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------------

================================================================================

[QLT INC. LETTERHEAD]



April 17, 2003



To the Shareholders of QLT Inc.


I am pleased to invite you to attend the Annual Meeting of Shareholders of QLT Inc. (the "Company") to be held on Thursday, May 22, 2003, at 10:00 a.m. (Vancouver Time) at The Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia. A reception will follow the Annual Meeting to allow you to meet the Directors and Management of QLT.

The attached Notice of Annual Meeting and Proxy Statement provide details of business to be conducted at the Annual Meeting. A copy of QLT's Annual Report is also enclosed and highlights some of QLT's achievements over the last year.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card according to the instructions in the Proxy Statement.

I look forward to seeing you at the Annual Meeting on May 22.


Sincerely,

QLT INC.





/s/ Paul J. Hastings

PAUL J. HASTINGS
President and Chief Executive Officer

                                    QLT INC.
                             887 GREAT NORTHERN WAY
                           VANCOUVER, BRITISH COLUMBIA
                                     V5T 4T5

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 2003

         NOTICE IS HEREBY GIVEN that the Annual Meeting of members ("Shareholders") of QLT Inc. ("QLT") will be held at The Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, on Thursday, May 22, 2003 at 10:00 a.m. (Vancouver time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement:

(1) To receive the annual report, including the report of the directors of QLT (the "Directors"), and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2002 together with the Auditors' Report on those Financial Statements;

(2) To appoint Deloitte & Touche LLP as independent auditors for the ensuing year and to authorise the Directors to fix the remuneration to be paid to the Auditors;

(3)      To fix the number of Directors for the ensuing year at seven;

(4)      To elect Directors for the ensuing year; and

(5) To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

         You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you were a shareholder of QLT at the close of business on Tuesday, April 8, 2003 (referred to as the "record date").

         If you are unable to attend the Annual Meeting in person, please read the notes (the "Notes") accompanying the Instrument of Proxy enclosed with these materials and then complete and return the Instrument of Proxy within the time set out in those Notes. If on April 8, 2003, your shares in QLT were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you obtain a valid form of proxy from them issued in your name.

         The enclosed Instrument of Proxy is solicited by management of QLT but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

         DATED at Vancouver, British Columbia, this 17th day of April, 2003.

                       BY ORDER OF THE BOARD OF DIRECTORS
                                   JANET GROVE
                               CORPORATE SECRETARY

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED INSTRUMENT OF PROXY AS PROMPTLY AS POSSIBLE. IF YOU ARE ABLE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.
--------------------------------------------------------------------------------

                                    QLT INC.
                             887 GREAT NORTHERN WAY
                           VANCOUVER, BRITISH COLUMBIA
                                     V5T 4T5

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 22, 2003



ANNUAL MEETING AND PROXY SOLICITATION
-------------------------------------

PURPOSE OF PROXY

These proxy materials are furnished in connection with the solicitation of proxies by the management of QLT Inc. ("QLT" or the "Company"), a British Columbia company, for the annual general meeting of members (the "Shareholders") of QLT (the "Annual Meeting"). Because many of QLT's Shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited by mail to give each Shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. QLT intends to mail this Proxy Statement and accompanying Instrument of Proxy on or about April 17, 2003 to all Shareholders of record as at the close of business on Tuesday, April 8, 2003. References in this Proxy Statement to the Annual Meeting include any adjournment of postponement of that meeting.

DATE, TIME, PLACE AND PURPOSE OF THE QLT ANNUAL MEETING

QLT's Annual Meeting will be held at The Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, on Thursday, May 22, 2003, at 10:00 a.m. (Vancouver time).

The purpose of the Annual Meeting is to:

(a) receive the annual report, including the report of the directors of QLT (the "Directors"), and the Audited Consolidated Financial Statements of QLT for the year ended December 31, 2002, together with the Auditors' Report on those Financial Statements;

(b) appoint Deloitte & Touche LLP as independent auditors for the ensuing year and to authorise the Directors of QLT to fix the remuneration to be paid to the auditors;

(c)      fix the number of Directors for the ensuing year at seven;

(d)      elect Directors for the ensuing year; and

(e) transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

VOTING RECOMMENDATION OF THE BOARD OF DIRECTORS

QLT's Board of Directors believes the election of its seven nominees to the Board of Directors and the appointment of Deloitte & Touche LLP as independent auditors are in the best interests of QLT and its Shareholders and, accordingly, recommends that each Shareholder vote his or her shares "FOR" each of the Board's nominees for election to the Board of Directors and "FOR" each of the other proposals.

WHO MAY ATTEND THE ANNUAL MEETING?

All QLT Shareholders are invited to attend the Annual Meeting, including Shareholders whose shares are held by their brokerage firm or another similar organization.

QUORUM FOR THE ANNUAL MEETING

To transact business at the Annual Meeting, a quorum of Shareholders must be present at the commencement of the Annual Meeting, either in person or by proxy. Under QLT's incorporation documents, the quorum for the Annual Meeting is two Shareholders, or two proxyholders representing two Shareholders, or one Shareholder and a proxyholder representing another Shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the Annual Meeting and collectively holding in the aggregate not less than 20% of the issued and outstanding Common Shares of QLT.

VOTE REQUIRED

A SIMPLE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED TO FIX THE NUMBER OF DIRECTORS AT SEVEN AND TO APPOINT DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF QLT. DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING, WHICH MEANS THAT THOSE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, UP TO THE MAXIMUM NUMBER OF DIRECTORS FIXED BY SHAREHOLDERS, WHO RECEIVE THE LARGEST NUMBER OF FAVOURABLE VOTES WILL BE ELECTED AS DIRECTORS OF QLT. ONLY THOSE VOTES CAST IN PERSON OR BY PROXY WILL BE INCLUDED.

ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED FOR QUORUM PURPOSES FOR THE ANNUAL MEETING BUT WILL NOT BE INCLUDED IN THE COMPUTATION OF THE VOTE ON ANY PARTICULAR RESOLUTION.

VOTING BY PROXY

You may vote by proxy or in person at the Annual Meeting if you were a Shareholder of record of QLT at the close of business on Tuesday, April 8, 2003. You are encouraged to vote by proxy using the enclosed Instrument of Proxy even if you plan to attend the Annual Meeting. If you properly grant your proxy and submit it on time, as instructed below, the individual named as your proxy will vote your shares as you have instructed. To vote using the enclosed Instrument of Proxy, you must:

1. specify your choice on each matter by marking the appropriate box on the enclosed Instrument of Proxy;

2. sign and date the Instrument of Proxy where indicated. To be valid, the Instrument of Proxy must be signed and dated by you or your attorney authorized in writing. If the Shareholder is a corporation, the Instrument of Proxy must be dated and signed under that corporate Shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

3. return the Instrument of Proxy in the enclosed envelope or by facsimile to QLT's Registrar and Transfer Agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, facsimile: within North America at 1-866-249-7775 or outside North America at (416) 263-9524, no later than Tuesday, May 20, 2003 at 4:30 p.m. (Toronto time). The Instrument of Proxy may also be delivered to the Chairman at the Annual Meeting as to any matter in respect of which a vote will not have already been cast.

YOU HAVE THE RIGHT TO APPOINT ANOTHER PERSON TO ATTEND AND ACT ON YOUR BEHALF AT THE ANNUAL MEETING OTHER THAN THE PERSONS NAMED IN THE ENCLOSED INSTRUMENT OF PROXY. TO EXERCISE THIS RIGHT, YOU SHOULD STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE INSTRUMENT OF PROXY AND INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED. A PERSON APPOINTED AS A PROXYHOLDER NEED NOT BE A SHAREHOLDER OF QLT.

NOTICE TO BENEFICIAL SHAREHOLDERS

A Shareholder's shares may be registered in the name of a third party, such as a brokerage firm, securities dealer, trust company, bank or other similar intermediary. Generally, such non-registered Shareholders will receive a package from their intermediary containing either: (i) a request for voting instructions; or (ii) a form of proxy which may be signed by the intermediary and specify the number of shares beneficially owned, but is otherwise uncompleted. If a non-registered Shareholder who receives one of the above forms wishes to vote in person at the Annual Meeting, the non-registered Shareholder should strike out the names of management's representatives named in the form of proxy and insert the non-registered Shareholder's name in the blank space provided. In either case, non-registered Shareholders should carefully follow the instructions of their intermediary with respect to the procedures for voting.

All references to "Shareholders" or "you" in this Proxy Statement and the accompanying Instrument of Proxy and Notice of Annual Meeting are to members of record of QLT on April 8, 2003 unless specifically stated otherwise.

MANNER IN WHICH PROXIES WILL BE EXERCISED

THE PROXYHOLDER WILL VOTE ACCORDING TO INSTRUCTIONS IN THE INSTRUMENT OF PROXY ON ANY BALLOT WHICH MAY BE CALLED FOR AND FOR WHICH A CHOICE HAS BEEN SPECIFIED. UNLESS OTHERWISE INDICATED BY YOU ON THE INSTRUMENT OF PROXY, YOUR SHARES WILL BE VOTED "FOR" THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND THE OTHER MOTIONS PROPOSED TO BE MADE AT THE ANNUAL MEETING AS STATED IN THE INSTRUMENT OF PROXY.

THE INSTRUMENT OF PROXY ALSO CONFERS UPON THE PROXYHOLDER DISCRETIONARY AUTHORITY TO VOTE ALL SHARES REPRESENTED BY THE PROXY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING. THE MANAGEMENT OF QLT KNOWS OF NO SUCH AMENDMENT, VARIATION OR OTHER MATTER THAT IS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING. HOWEVER, IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO QLT'S MANAGEMENT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING, THE PROXIES WILL BE VOTED, OR NOT VOTED, BY THE PROXYHOLDER IN THEIR DISCRETION.

REVOKING A PROXY ONCE GIVEN

YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING. A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law:

1. the instrument revoking the proxy must be signed by you or by your attorney authorised in writing. If the Shareholder is a corporation, the instrument of revocation must be signed under that corporate Shareholder's corporate seal or by a duly authorised officer or attorney of the corporation; and

2. the instrument revoking the proxy as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy must be delivered to QLT's Registered Office, 26th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 or deposited with the Chairman at the Annual Meeting.

If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to effect that change.

COST OF THE PROXY SOLICITATION

QLT will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold QLT's shares that are beneficially owned by others. QLT will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out of pocket expenses in forwarding proxy materials to beneficial owners of QLT's shares. In addition, proxies may be solicited by certain directors, executive officers and employees of QLT personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other QLT employees for soliciting proxies.

MAKING NOMINATIONS FOR DIRECTORS

The Company Act (British Columbia) does not provide for the consideration of Shareholder proposals at general meetings of Shareholders of QLT. QLT complies with the proxy solicitation requirements of British Columbia corporate law and Canadian securities legislation. QLT, as a "foreign private issuer", is exempt from the United States Securities and Exchange Commission ("SEC") rules regarding proxy solicitations (and certain related matters) and therefore is not subject to the procedural requirements of Rule 14a-5(e).

If a written nomination for a Director is submitted not less than 35 days before the date of the 2004 Annual Meeting, signed by Shareholders holding in the aggregate not less than 10% of QLT's issued and outstanding Common Shares and accompanied by the information as to the nominee required to be furnished in the Proxy Statement relating to the 2004 Annual Meeting, QLT will include the name or names of the nominee or nominees in the Instrument of Proxy and the information as to the nominee or nominees in the Proxy Statement relating to the 2004 Annual Meeting.

          VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Only those holders of record of QLT's Common Shares as of the close of business on Tuesday, April 8, 2003 will be entitled to vote at the Annual Meeting in person or by proxy. As of the close of business on March 20, 2003, there were 68,564,253 Common Shares issued and outstanding, each of which entitles the holder to one vote on each matter to be voted on at the Annual Meeting. There are no other classes of voting securities other than the Common Shares.

The following table sets out information as of March 20, 2003 with respect to all Shareholders known to QLT to beneficially own, directly or indirectly, or to exercise control or direction over, more than 5% of the outstanding Common Shares of QLT. It also shows beneficial ownership for each Director, nominee Director, each executive officer named in the Summary Compensation Table appearing on page 19 of this Proxy Statement, and all Directors, nominee Directors and executive officers of QLT as a group. This information is based on reports filed with the British Columbia Securities Commission or was furnished by the respective beneficial owners (or their nominees), Directors, nominee Directors, executive officers and QLT's Registrar and Transfer Agent.

Under applicable United States securities laws, a person is considered to be a "beneficial owner" of Common Shares in QLT if that person has, or shares with another person, the power to direct the vote or investment of the Common Share. In addition, a person is also deemed to be a beneficial owner of a Common Share if that person has the right to acquire the share within 60 days (whether or not, in the case of a stock option, the current market price of the underlying Common Share is below the stock option exercise price). Therefore, the table also reflects for each such beneficial owner the exercise of options exercisable by May 19, 2003 owned by each beneficial owner, but, in determining the percentage ownership and general voting power of such person, does not assume the exercise of options or the conversion of securities owned by any other person.

Except as otherwise set forth below, each person has sole voting and dispositive power with respect to the shares shown.

           NAME AND ADDRESS OF                                  AMOUNT AND NATURE OF BENEFICIAL      PERCENT OF CLASS
             BENEFICIAL OWNER                                            OWNERSHIP (1)(2)
---------------------------------------------------------       -------------------------------      ----------------

McLean Budden Ltd.                                                       6,827,735(3)                       9.96%
145 King Street
Toronto, Ontario, Canada, M5H 1J8
---------------------------------------------------------------------------------------------------------------------
Guardian Capital Inc.                                                    6,079,445(4)                       8.87%
Commerce Court West, Suite 3100, P.O. Box 201
Toronto, Ontario, Canada, M5L 1E8
---------------------------------------------------------------------------------------------------------------------
Azab, Mohammad                                                             137,367(5)                         *
---------------------------------------------------------------------------------------------------------------------
Crossgrove, Peter A                                                          2,000                            *
---------------------------------------------------------------------------------------------------------------------
Curaudeau, Alain H                                                          57,627(6)                         *
---------------------------------------------------------------------------------------------------------------------
Dlouhy, Jan                                                                 40,000(7)                         *
---------------------------------------------------------------------------------------------------------------------
Doty, Michael J                                                             44,001(8)                         *
---------------------------------------------------------------------------------------------------------------------
Hastings, Paul J                                                           255,823(9)                         *
---------------------------------------------------------------------------------------------------------------------
Henriksen, Ronald D                                                         26,000(10)                        *
---------------------------------------------------------------------------------------------------------------------
Levy, Julia G                                                              673,522(11)                        *
---------------------------------------------------------------------------------------------------------------------
Mendelson, Alan C                                                            8,000(12)                        *
---------------------------------------------------------------------------------------------------------------------
Newell, William J                                                           62,778(13)                        *
---------------------------------------------------------------------------------------------------------------------
North, John R. (14)                                                              0(15)                        *
---------------------------------------------------------------------------------------------------------------------
Scott, E. Duff                                                              30,000(16)                        *
---------------------------------------------------------------------------------------------------------------------
Wood, L. Jack                                                               16,833(17)                        *
---------------------------------------------------------------------------------------------------------------------
All directors, nominees and executive officers as a group                1,637,525(18)                       2.4%
(17 persons)
---------------------------------------------------------------------------------------------------------------------

                                                       *Represents less than 1 %

NOTES:

      (1) This disclosure is made pursuant to certain rules and regulations promulgated by the SEC.

      (2) Includes Common Shares that may be acquired upon exercise of outstanding options as of May 19, 2003 by the persons named in the table above and by all directors and executive officers as a group.

      (3) Based on certain information filed with the SEC on a Form 13F filed February 13, 2003.

      (4) Based on certain information filed with the SEC on a Schedule 13G/A filed March 20, 2003.

      (5)  Includes options to purchase 137,167 Common Shares.

      (6)  Includes options to purchase 57,627 Common Shares.

      (7)  Includes options to purchase 20,000 Common Shares.

      (8)  Includes options to purchase 43,001 Common Shares.

      (9)  Includes options to purchase 247,223 Common Shares.

      (10) Includes options to purchase 20,000 Common Shares.

      (11) Includes options to purchase 224,042 Common Shares.

      (12) Includes options to purchase 6,000 Common Shares.

      (13) Includes options to purchase 62,778 Common Shares.

      (14) Dr. North left his position as an executive officer of QLT effective as of November 15, 2002 and remained a non-executive employee of QLT until January 3, 2003.

      (15) As of March 20, 2003, Dr. North held options to purchase 142,375 Common Shares. However, pursuant to the terms of QLT's Incentive Stock Option Plan, those options expired and were cancelled on April 3, 2003, being 90 days following the cessation of Dr. North's employment with QLT.

      (16) Includes options to purchase 20,000 Common Shares.

      (17) Includes options to purchase 13,333 Common Shares.

      (18) Includes options to purchase 1,121,445 Common Shares.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires registrant's Directors and executive officers, and persons who own more than 10% of a registered class of a registrants' securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the registrant. In light of the fact that QLT is a "foreign private issuer" pursuant to Rule 3a12-3 of the Exchange Act, QLT and the persons referred to above are exempt from the reporting and liability provisions of Section 16(a). QLT's executive officers are required to comply with reporting obligations under Canadian securities legislation, including the filing with the Canadian Securities Commissions of initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of QLT.

                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES FOR ELECTION

The Board of Directors of QLT is currently comprised of eight individuals. Dr. Jan Dlouhy has advised the Board of Directors that he will be retiring from the Board at the time of the 2003 Annual Meeting. With the exception of Dr. Dlouhy, all current Directors intend to stand for re-election to the Board. Therefore, the Board of Directors recommends that Shareholders approve an ordinary resolution fixing the number of Directors for the ensuing year at seven. With the exception of Dr. Dlouhy, the Board of Directors has put forward the names of the current Directors as nominees as outlined below. Proxies cannot be voted for a greater number of nominees for election to the Board of Directors than the number of Directors fixed by the Shareholders.

In accordance with the Articles of QLT and the Company Act (British Columbia), each Director elected will hold office until the next Annual Meeting or until their successor is duly elected, unless such office is vacated. The Board of Directors of QLT is permitted to increase the number of Directors by up to one-third of the number of Directors elected at the Annual Meeting at any time prior to the next Annual Meeting.

In the unanticipated event that a nominee is unable to or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted at the discretion of the proxyholder to elect another nominee, if presented, or to reduce the number of Directors accordingly. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or who intends to decline to serve as a Director, if elected.

As at the date of this Proxy Statement, QLT has received no further nominations for Directors pursuant to Section 111 of the Company Act (British Columbia) as set out in the Advance Notice of Annual Meeting, published in The Vancouver Sun newspaper on March 26, 2003.

Both the President and Chairman of QLT intend to vote the shares represented by proxies, in which either of them is designated a proxyholder, "FOR" the election of the nominees named in the Instrument of Proxy, unless authority to vote for those persons is withheld.

INFORMATION ON NOMINEES FOR DIRECTORS

The following provides the names and ages of the nominees for re-election to the Board of Directors, the year in which each first became a Director, and their principal occupations or employment during at least the past five years. This information has been provided to QLT by the respective nominees.

         NAME OF NOMINEE AND
         MUNICIPALITY OF RESIDENCE          AGE    CURRENT POSITION                    DIRECTOR SINCE
         -------------------------          ---    ----------------                    --------------
         E. Duff Scott                      66     Chairman and Director                    1990
         Toronto, Ontario
         --------------------------------------------------------------------------------------------
         Paul J. Hastings                   43     President, Chief Executive               2002
         Vancouver, British Columbia               Officer and Director
         --------------------------------------------------------------------------------------------
         Peter A. Crossgrove                66     Director                                 1990
         Caledon, Ontario
         --------------------------------------------------------------------------------------------
         Ronald D. Henriksen                63     Director                                 1997
         Plainfield, Indiana, USA
         --------------------------------------------------------------------------------------------
         Julia G. Levy, Ph.D.                68     Executive Chairman, Scientific           1983
         Vancouver, British Columbia               Advisory Board and Director
         --------------------------------------------------------------------------------------------
         Alan C. Mendelson                  55     Director                                 2002
         Atherton, California, USA
         --------------------------------------------------------------------------------------------
         L. Jack Wood                       66     Director                                 2001
         West Vancouver, British Columbia
         --------------------------------------------------------------------------------------------


(a)      E. DUFF SCOTT

         Mr. Scott has been a Director of QLT since 1990 and was appointed Chairman in 1991. Mr. Scott is the President of Multibanc NT Financial Corp. (a financial services company), a position he has held since 1990. Mr. Scott was Chairman of Prudential-Bache Securities Canada Limited (an investment company) from 1988 to 1990 and The Toronto Stock Exchange from 1987 to 1989. Mr. Scott is a director of a number of other Canadian companies including three companies which are publicly listed in the US: Perle Systems Ltd. (an internet protocol connectivity company), Aberdeen Commonwealth Income Fund, Inc. (an investment fund) and Lions Gate Entertainment Corporation (a producer and distributor of motion pictures and other media).

(b)      PAUL J. HASTINGS

         Mr. Hastings was appointed President, Chief Executive Officer and a Director of QLT in February 2002. Since starting his career in 1984 with Hoffman La Roche, Mr. Hastings has held various positions of increasing responsibility with notable biotech and pharmaceutical companies. From January 2001 to February 15, 2002, Mr. Hastings was President, Chief Executive Officer and a Director of Axys Pharmaceuticals, Inc. From June 1999 to January 2001, Mr. Hastings was President of Chiron BioPharmaceuticals. From 1998 to 1999, Mr. Hastings was President and Chief Executive Officer of LXR Biotechnology. From 1994 to 1998, Mr. Hastings held a series of management positions at Genzyme Corporation, the last of which was President of Genzyme Therapeutics Worldwide. From 1988 to 1994, Mr. Hastings held positions of increasing responsibility at Synergen, including Vice-President, Marketing and Sales of Synergen, Inc. and Vice-President, General Manager of Synergen Europe, Inc. Mr. Hastings holds a Bachelor of Science from the University of Rhode Island. Mr. Hastings is a member of the boards of directors of several private organizations, including ViaCell Inc., B.C.'s Leading Edge

         Endowment Fund, Arriva Pharmaceuticals, the B.C. Biotech Association and Vancouver's St. Paul's Hospital.

(c)      PETER A. CROSSGROVE

         Mr. Crossgrove has been a director of QLT since 1990. He is currently the Chairman of Masonite International Corporation (formerly Premdor Inc.) (a door and industrial products manufacturing company), a position he has held since June 1997. Mr. Crossgrove is a director of a number of Canadian and US publicly listed companies, including, Masonite International Corporation, Barrick Gold Corporation (a mining company), Dundee Realty Corporation (a real estate company) and Philex Gold Inc. (a gold mining company).

(d)      RONALD D. HENRIKSEN

         Mr. Henriksen has been a Director of QLT since 1997. Mr. Henriksen is the Chief Investment Officer of Twilight Venture Partners, LLC. From 1988 to 2002, Mr. Henriksen was the President of the Advanced Research and Technology Institute of Indiana University, an organization that is responsible for the technology transfer, licensing and new business start-up activities at Indiana University. From 1995 through 1998, Mr. Henriksen served as a consultant in business development, financing and general management to pharmaceutical and biotechnology companies. During that time, he was also the Chief Executive Officer of Itasca Ventures, LLC (a US venture capital company). From 1993 to December 1995, Mr. Henriksen was the President and Chief Executive Officer of Khepri Pharmaceuticals Inc. (a US biotechnology company) until its merger with Arris Pharmaceuticals. From 1970 to 1993, he held a series of managerial and executive positions at Eli Lilly and Company (a US integrated healthcare company). Mr. Henriksen is also a director of MacroPore Biosurgery, Inc. (a US medical device company listed on the Neuer Market segment of the Frankfurt Stock Exchange) and Gliatech, Inc. (a biopharmaceutical company).

(e)      JULIA G. LEVY, PH.D.

         Dr. Levy, a co-founder of QLT and Director, retired as President and Chief Executive Officer of QLT in February 2002 and is now Executive Chairman of the Scientific Advisory Board of QLT. From 1986 to 1996, Dr. Levy held positions with QLT as a Vice President, Senior Vice President and Acting President and Chief Executive Officer. She was also a Professor of Microbiology at the University of British Columbia from 1973 to 1999 and is a Fellow of the Royal Society of Canada and past President of the Canadian Federation of Biological Sciences. Dr. Levy received a B.A. (Hon.) from the University of British Columbia in 1955 and a Ph.D. in experimental pathology from the University of London in 1958. She has been awarded honorary degrees from the University of Ottawa, Mount Saint Vincent University, the University of Western Ontario, Simon Fraser University and the University of British Columbia, was selected Female Entrepreneur of the Year for International Business in 1998 by Canadian Business magazine, and appointed to the Order of Canada in 2001. Dr. Levy is the author of many published scientific articles and is a director of a number of private biotechnology companies, the Working Opportunity Fund (a labour-sponsored mutual fund) and a Canadian public biotechnology company, AnorMED Inc.

(f)      ALAN C. MENDELSON

         Mr. Mendelson became a Director of QLT in 2002. Mr. Mendelson is a senior partner of Latham & Watkins LLP, a private law firm and has been with that firm since May 2000. Previously, Mr. Mendelson was with Cooley Godward LLP, a private law firm, for 27 years and served as the managing partner of its Palo Alto office from May 1990 to March 1995 and from November 1996 to October 1997. Mr. Mendelson served as Acting General Counsel of Cadence Design Systems, Inc., an electronic design automation software company, from November 1995 to June 1996. Mr. Mendelson previously served as Secretary and Acting General Counsel of Amgen, Inc., a biopharmaceutical company, from April 1990 to March 1991. Mr. Mendelson is currently a director of two US public companies, USSearch.com, Inc. and Valentis, Inc. Mr. Mendelson received his J.D. from Harvard Law School and his A.B. in political science from the University of California, Berkeley.

(g)      L. JACK WOOD

         Mr. Wood has been a Director of QLT since 2001. From 1992 to the present, Mr. Wood worked with CSL Limited, an Australian healthcare company listed on the Australian Stock Exchange. Mr. Wood is currently Executive Vice President with CSL. Prior to joining CSL, from 1990 to 1992, Mr. Wood was the President and Chief Executive Officer of Exogene Corporation (a biotechnology company). From 1988 to 1990, Mr. Wood was Senior Vice President of BioResponse Corporation, a biotechnology company sold to Baxter Healthcare Corporation. From 1980 to 1988, Mr. Wood worked for Bayer Corporation (a healthcare company) as a Vice President and General Manager for Europe, the Middle East and Africa. From 1963 to 1980, Mr. Wood held a series of operating and general management positions with Baxter Healthcare Corporation.

All of the nominees are residents of Canada except Mr. Henriksen and Mr. Mendelson who are residents of the United States.

INFORMATION CONCERNING BOARD MEETINGS AND COMMITTEES

The Board of Directors held a total of five meetings (in person or by teleconference) and acted once by written consent during the year ended December 31, 2002. Each Director attended more than 75% of the combined total meetings of the Board of Directors and the Committees on which the Director served at any time during the year.

To assist in the discharge of its responsibilities, the Board of Directors has designated several standing committees. They are currently: the Audit and Risk Committee, the Executive Compensation Committee, and the Corporate Governance and Nominating Committee. As described below, until February, 2003, there also existed a separate Nominating Committee of the Board of Directors, the duties of which have now been assumed by the Corporate Governance and Nominating Committee. In addition, from time to time, the Board of Directors may establish special committees to assist the Board in respect of certain issues.

A description of the mandate and composition of the Committees of the Board of Directors is as follows:

(a)      AUDIT AND RISK COMMITTEE

The Audit and Risk Committee consists of three unrelated and independent Directors who are not employees of or involved in the daily operations of QLT. The Audit and Risk Committee assists the

Board of Directors in fulfilling its responsibilities for oversight of QLT's accounting and financial reporting practices by reviewing the quarterly and annual consolidated financial statements, reviewing the adequacy of the system of internal controls, reviewing any relevant accounting, financial and securities regulatory matters, reviewing the management of corporate risks, recommending the appointment of independent auditors, engaging the independent auditors, and receiving the reports of the Chief Executive Officer and the Chief Financial Officer with respect to their assessment of internal controls. The Committee also provides a mechanism for communication between the Board of Directors and QLT's independent auditors and regularly meets with the auditors without management present. The members of this Committee are Dr. Dlouhy, Mr. Crossgrove and Mr. Mendelson. This Committee held six meetings during 2002.

(b)      EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee consists of three unrelated and independent Directors who are not employees of or involved in the daily operations of QLT. The Executive Compensation Committee is responsible for making recommendations to the Board of Directors regarding the compensation of all executive officers and for reviewing and making recommendations with respect to compensation policy and programs generally. In addition, this Committee, pursuant to authority delegated by the Board of Directors, makes recommendations to the Board of Directors on the granting of options under QLT's incentive stock option plans. The members of this Committee are Mr. Crossgrove, Mr. Henriksen and Mr. Wood. This Committee held four meetings during 2002.

(c)      CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

In the fall of 2002, the Board of Directors established a Corporate Governance Committee, to be comprised of the Chairman of the Board and the chairs of each of the Audit and Risk Committee and the Executive Compensation Committee and such other unrelated and independent director(s) as the Board shall appoint. The initial task of the Corporate Governance Committee was to evaluate and consider the appropriate breadth of its overall mandate, after which it submitted to the Board of Directors a draft Committee Charter. One of the recommendations made by the Corporate Governance Committee to the Board of Directors was that the Corporate Governance Committee would assume the responsibilities of the Nominating Committee, among many others. The proposal for the combined Corporate Governance and Nominating Committee and its Charter were approved by the Board of Directors on February 19, 2003.

Before it was replaced by the Corporate Governance and Nominating Committee, the Nominating Committee consisted of three Directors who were responsible for reviewing and making recommendations as to the size and composition of the Board of Directors. That Committee, then comprised of Mr. Scott, Mr. Henriksen and Mr. Wood, met in February of 2003 to review the performance of the Board during 2002, and to make recommendations as to nominees to the Board of Directors for 2003. As described above, after February 19, 2003, the Nominating Committee's responsibilities were assumed by the newly established Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee has been given the mandate to develop and oversee Board governance principles and review the performance and effectiveness of the Board. This Committee will make recommendations to the Board of Directors regarding committee membership, develop a continuing education program for Board members, and evaluate the performance of individual Board members. The Corporate Governance and Nominating Committee will also review and consider nominations to the Board of Directors. The members of the Corporate Governance Committee are Mr. Scott, Mr. Crossgrove, Dr. Dlouhy and Mr. Mendelson.

COMPENSATION OF DIRECTORS

Cash Compensation

Directors of QLT who are also employees of QLT are not separately compensated for their service as a Director. For 2002, QLT paid each Director who is not an employee a retainer fee of US$20,000 per year, payable quarterly. Non-employee directors receive US$1,625 for each Board of Directors and Committee meeting attended in person or by telephone. The Chairman of the Board of Directors is entitled to an additional annual retainer fee of US$100,000 and each of the Chairs of each committee of the Board of Directors are entitled to an additional retainer fee of US$4,000 annually. The members of the Board of Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with QLT's policies.

Equity Compensation

QLT's non-employee Directors are also eligible to receive stock option grants as compensation for their services as Directors. Upon initially being elected or appointed to the Board of Directors, and on each subsequent annual re-election to the Board of Directors, each non-employee Director is eligible to be granted options to purchase a specified number of Common Shares at an exercise price equal to the fair market value of the Common Shares at the time of the grant.

In April 2002, the Board of Directors approved an amendment to QLT's 2000 Incentive Stock Option Plan which placed a limit on the total number of options held at any one time by QLT's non-employee Directors. As a result, the Common Shares represented by unexercised options held at any one time by non-employee Directors may not exceed, in the aggregate, 0.25% of the total issued and outstanding Common Shares of QLT. At the same time as the Board of Directors approved that limit on the number of options available to be granted to non-employee Directors, the non-employee Directors (excluding the Directors appointed at the 2001 and 2002 Annual Meetings) voluntarily surrendered, in the aggregate, 200,000 options previously issued to them.

Prior to 2002, Directors received upon their inaugural appointment to the Board of Directors, and then each year thereafter, options to purchase 20,000 Common Shares in QLT. In 2002, QLT generally reduced the number of options being granted to its Directors, officers and employees. As part of that overall reduction, the Board of Directors also decided that the number of options to be granted to Directors of QLT would also be reduced to 18,000 per year, or such lesser number as may be required in order to keep the number of options held by non-employee Directors under the 0.25% limitation referred to above. In addition, in concert with the surrender of stock options by certain of QLT's non-employee Directors, the non-employee Directors standing for re-election to the Board of Directors in 2002 declined to receive, and did not receive, any stock options in 2002. Mr. Mendelson was granted options to purchase up to 18,000 Common Shares in QLT upon his initial appointment to the Board of Directors on April 25, 2002.

All options granted to Directors vest in 36 equal monthly instalments, except in the event of a change in control in QLT, upon which all unexercised options are deemed to vest on the day immediately preceding such event.

                             EXECUTIVE COMPENSATION

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee of the Board of Directors of QLT (the "Compensation Committee") is comprised of three non-employee Directors of QLT. See above under the heading "Information Concerning Board Meetings and Committees". The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer and each of the other executive officers of QLT and for reviewing and making recommendations with respect to compensation policies and programs generally for all employees at QLT. In addition, the Compensation Committee makes recommendations to the Board of Directors on the granting of options to all employees and Directors under QLT's incentive stock option plans.

OVERVIEW AND PHILOSOPHY

The objectives of QLT's executive compensation policies and programs are to:

(A) motivate executive officers to achieve important corporate and individual performance objectives and reward them when such objectives are met; and

(B) recruit and subsequently retain highly qualified executive officers by offering overall compensation which is competitive with that offered for comparable positions in other profitable biotechnology and biopharmaceutical companies.

The Compensation Committee reviews the compensation of the Chief Executive Officer and each of the other executive officers of QLT generally prior to the first meeting of the Board of Directors in each fiscal year. The Compensation Committee receives recommendations from the Chief Executive Officer with respect to compensation for the other executive officers of QLT and from the Chairman of the Board of Directors with respect to compensation for the Chief Executive Officer.

QLT's executive compensation programs currently comprises base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various health plan benefits generally available to all employees of QLT. The relative emphasis placed on base salary, annual cash incentive compensation and long-term compensation in the form of stock options is set out below.

ENSURING COMPETITIVE COMPENSATION PRACTICES

The Compensation Committee annually reviews compensation data from international surveys in order to ensure that the overall level of executive compensation is competitive with other biotechnology and biopharmaceutical companies.

In determining the levels of compensation for QLT's executive officers for each of 2002 and 2003, the Compensation Committee reviewed reports of competitive compensation data obtained from a number of sources and sought the advice of an international management and human resources consulting firm on certain competitive compensation practices. Included among the reports reviewed by the Compensation Committee was a report on executive compensation data prepared by a well known human resource and management consulting firm from an extensive external survey of several hundred US biotechnology companies (a substantial number of which are included in the Nasdaq Biotechnology Index). In addition, in 2003, the Compensation Committee reviewed a survey of executive compensation data prepared internally by QLT's human resources personnel analysing executive compensation at a number of other profitable biotechnology companies. The Compensation Committee believes that in order to be competitive, each component of QLT's executive compensation should be between the fiftieth and the seventy-fifth percentile of biotechnology and biopharmaceutical companies.

DETERMINATION OF BASE SALARY

Base salaries for executive officers of QLT are reviewed and determined each year by the Compensation Committee. In determining whether to increase the base salary for a particular executive officer, the Compensation Committee considers the results of each executive officer's individual annual performance review described below, the results of the surveys on competitive compensation for equivalent executive positions, along with the other elements of compensation received by QLT's executive officers.

In early 2002, the Compensation Committee placed greater emphasis on performance by increasing the targets for cash incentive compensation for the executive officers in lieu of increases to their base salary. During 2002, based upon a further review of competitive information, two executive officers received increases to their base salaries. The Compensation Committee has also now completed its evaluation of executive compensation for 2003. Based on that evaluation, base salary increases for executive officers in 2003 range from 0% to 11.5%, with increases at the higher end of that range being awarded to executive officers who were promoted from their prior positions with QLT.

DETERMINATION OF CASH INCENTIVE

The annual cash incentive compensation that each executive officer is eligible to receive is based on a pre-determined target percentage of the base salary for each executive officer and varies by position among the executive officers. The target cash incentive entitlement for the Chief Executive Officer was set at 50% of his base salary and the target cash incentive entitlement for the Chief Financial Officer and Chief Business Officer for 2002 was set at 40% of their respective base salaries. The target cash incentive entitlement for each other executive officer was set at 35% of his or her respective base salary for 2002. In addition, in 2002, the Compensation Committee recognized that cash incentive compensation in excess of the target levels could be attained to reward extraordinary individual performance.

The cash incentive compensation actually paid to each of QLT's executive officers for their performance in 2002 relative to their respective targets was determined by the Compensation Committee based on the extent to which certain pre-determined corporate and individual goals were achieved in the year by QLT and the executive officer, respectively.

The individual goals used in determining cash incentive compensation are primarily objective and measurable goals. The individual goals relate to the individual executive officer's area of responsibility and are designed to facilitate the achievement of QLT's corporate goals. The extent to which those individual goals have been achieved is determined based largely on the annual performance evaluations prepared by the President and Chief Executive Officer for each of the other executive officers. In the course of that evaluation process, individual goals are also set for each executive officer for the ensuing year.

The corporate goals used by the Compensation Committee in determining cash incentive compensation are also primarily objective and measurable goals designed to reflect the advancement of QLT's business and the potential for increased shareholder value. The 13 corporate goals for 2002 related to the achievement of pre-determined development milestones for certain products in QLT's clinical development pipeline, achieving a pre-determined level of sales for Visudyne(R) and achieving a specified level of earnings per share. Of the 13 goals in 2002, only one was subjective and related to the maintenance of a productive working environment and corporate culture. Based on that analysis, and giving equal weight to each of the 13 goals, the Board of Directors determined that corporate goals were 92.31% achieved for 2002.

The relative weight applied by the Compensation Committee to the corporate and individual goals in determining the amount of cash incentive compensation to which each executive officer was entitled relative to their target cash incentive compensation was based on the following:

1. For the President and Chief Executive Officer - 80% based on the achievement of corporate goals and 20% based on the achievement of individual goals;

2. For Senior Vice Presidents - 70% based on the achievement of corporate goals and 30% based on the achievement of individual goals; and

3. For Vice Presidents - 60% based on the achievement of corporate goals and 40% based on the achievement of individual goals.

Based on the above criteria, for performance during 2002, the Compensation Committee approved an average cash incentive award of approximately 38% of base salary for each of the Chief Financial Officer and the Chief Business Officer, and an average cash incentive award of approximately 33% of base salary for the remainder of the executive officers for performance related to the 2002 fiscal year. These entitlements were consistent with the achievement of corporate and individual goals. The Compensation Committee approved a cash incentive award of approximately 50% of base salary to QLT's Senior Vice President and Chief Medical Officer for his performance during 2002. The cash incentive compensation paid to QLT's Senior Vice President and Chief Medical Officer was in excess of his target bonus in recognition of his significant value to QLT and his substantial contributions to QLT during 2002.

For 2003, consistent with a shift toward a larger "pay at risk" component to QLT's executive compensation, the Compensation Committee approved increases in cash incentive compensation targets for executive officers (other than the President and Chief Executive Officer, described below) to 40% or 45% of base salary. Each of the executive officers will also be eligible to receive an additional cash incentive compensation amount equal to 5% of his or her base salary if two exceptional targets are met by QLT. The two exceptional targets relate to the achievement of pre-determined earnings per share and Visudyne(R) sales levels above and beyond those levels set out in the corporate goals.

In addition, for 2003, in assessing QLT's corporate goals, greater weight will be given to the achievement of QLT's financial goals, with 40% of the weight given to the achievement of a pre-determined earnings per share amount, 30% given to the achievement of a pre-determined level of sales of Visudyne(R) and 30% given to the remainder of the corporate goals. In addition, greater weight will be placed on the achievement of corporate goals versus individual goals than for 2002 in determining each executive officers' respective cash incentive payment.

DETERMINATION OF EQUITY COMPENSATION

In 2002, except for the President and Chief Executive Officer (for whom equity compensation is described below), the annual aggregate grant of stock options was reduced for executive officers of QLT from the amounts awarded in prior years (excluding grants made as part of signing arrangements with new executive officers). The reduction was made after reviewing current industry trends for stock options, based on the surveys described above, and to better ensure sustainability of the current pool of options available under QLT's 2000 Incentive Stock Option Plan.

During the year 2002, the Board of Directors approved grants of options to QLT's executive officers (including the President and Chief Executive Officer) to purchase an aggregate of 470,000 Common Shares. Depending on the date of grant, the exercise price of these options ranged from Cdn.$19.71 to Cdn.$28.75 per Common Share, being the fair market value at the date of the grant. In March 2003, the Compensation Committee approved grants of options to executive officers (including the President and Chief Executive Officer) to purchase a total of 290,000 Common Shares at an exercise price of Cdn.$13.35 per Common Share. The grant levels made to those executive officers in 2003 were generally consistent with the already reduced grant levels made in 2002. In future years, the Compensation Committee intends to tie the award of stock options even more closely to individual and corporate performance within certain guidelines.

All options issued to QLT's executive officers are exercisable for a term of five years and vest in 36 equal monthly instalments. In the event an executive officer's employment is terminated without cause, 50% of the options then unvested will automatically vest. In addition, provision exists for 100% of the then unvested options to vest upon the occurrence of a change of control of QLT.

SUMMARY OF THE COMPENSATION OF THE CHIEF EXECUTIVE OFFICER IN 2002

The Chief Executive Officer is eligible to participate in the same executive compensation plans available to other executive officers of QLT. In February 2003, the Chairman of the Board provided recommendations to the Compensation Committee with respect to Mr. Hastings' compensation.

Base Salary

Mr. Hastings' base salary for 2002 was set at US$500,000 at the time he agreed to join QLT and was based on a review of competitive compensation information at that time. In early 2003, after reviewing the external survey data described above, including an external report on chief executive officer compensation specific to the biotechnology industry, it was determined that Mr. Hastings' base salary was within current competitive salary ranges and would not be increased for 2003.

Cash Incentive Compensation

As stated above under "Determination of Cash Incentive", Mr. Hastings' cash incentive compensation is based on the achievement of pre-determined corporate and individual goals to reward performance, with 80% of his cash incentive compensation tied to the achievement of corporate goals and the remaining 20% tied to his individual performance. Mr. Hastings' individual goals for 2002 included both objective and subjective goals and were focused on areas of fiscal responsibility and profitability for QLT, emphasizing a performance driven corporate culture among QLT's employees and establishing and integrating QLT's executive management team. The Compensation Committee determined that Mr. Hastings had achieved 100% of his individual goals in 2002. As described above, the Compensation Committee determined that 92.31% of the corporate goals were achieved. Accordingly, in February 2003, the Compensation Committee approved a cash incentive compensation amount equal to US$199,112 to Mr. Hastings (representing approximately 44.7% of his prorated base salary for 2002, out of a target entitlement of 50%).

In reviewing the cash incentive portion of Mr. Hastings' compensation in early 2003, the Compensation Committee determined that a target cash incentive compensation of 50% of base salary was at the lower end of the range for Chief Executive Officers in the biotechnology and biopharmaceutical companies analyzed and should be increased to remain competitive. As a result, for 2003, and in lieu of any increase in Mr. Hastings' base salary, the Compensation Committee approved an increase in the range for Mr. Hastings' target cash incentive compensation. In addition, since it is the responsibility of Mr. Hastings to lead QLT to achieve its corporate goals, Mr. Hastings' entitlement to cash incentive compensation will be based solely on the extent to which QLT achieved its corporate goals. Therefore, if QLT achieves 100% of its corporate goals in 2003, Mr. Hastings will be eligible to receive cash incentive compensation equal to 75% of his base salary. As is the case for the other executive officers for 2003, Mr. Hastings will also be eligible to receive an additional cash incentive compensation amount equal to 5% of base salary if QLT achieves certain exceptional earnings per share and Visudyne(R) sales benchmarks related to increased shareholder value. This approach is again in keeping with a pay for performance philosophy where a large component of compensation is "pay at risk".

Stock Options

The number of stock options to which Mr. Hastings is entitled is set out in his employment agreement. On December 18, 2001, QLT awarded to Mr. Hastings options to purchase 500,000 Common Shares at an exercise price of Cdn.$37.99 as a condition of, and upon entering into, his employment agreement with QLT. In accordance with that agreement, in April 2002, the Board of Directors granted to Mr. Hastings options to purchase 100,000 Common Shares at an exercise price of Cdn.$23.50 per Common Share, and in March 2003, the Compensation Committee granted to Mr. Hastings options to purchase 100,000 Common Shares at an exercise price of Cdn.$13.35 per Common Share. All options granted to Mr. Hastings were granted at a price which reflected the fair market value on the date of grant. All such options are exercisable for a term of five years and are subject to vesting in 36 equal monthly instalments. In the event Mr. Hastings' employment is terminated without cause, 50% of the options then unvested will automatically vest. In addition, provision exists for 100% of the then unvested options to vest upon the occurrence of a change of control of QLT.

A description of the terms of the employment agreement between QLT and Mr. Hastings are set out below under the heading "Termination of Employment, Change in Responsibilities and Employment Contracts".

           Peter A. Crossgrove (Chair), Ronald D. Henriksen, Jack Wood
                 MEMBERS OF THE EXECUTIVE COMPENSATION COMMITTEE



                           SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the annual and long-term compensation for the fiscal years ending December 31, 2000, 2001 and 2002 of those persons who were either (i) the Chief Executive Officer of QLT during the fiscal year ended December 31, 2002, (ii) one of the four most highly compensated executive officers serving as an executive officer at December 31, 2002, or (iii) any additional executive officers who would have satisfied those criteria but for the fact that individual was not serving as such an executive officer of QLT as at December 31, 2002 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                    ANNUAL COMPENSATION(1)              AWARDS
                                            ------------------------------------    -------------
                                                                    OTHER ANNUAL     SECURITIES        ALL OTHER
                                             SALARY       BONUS     COMPENSATION     UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR      (US$)       (US$)       (US$)(8)      OPTIONS(9)(#)     (1)(10)(US$)
---------------------------         ----    --------    --------    ------------    -------------    -------------
PAUL J. HASTINGS(2)                 2002    $445,591    $199,112       $42,914        100,000           $26,294
President and Chief Executive       2001          --          --            --        500,000                --
Officer                             2000          --          --            --             --                --
---------------------------------------------------------------------------------------------------------------
MOHAMMAD AZAB                       2002    $246,932    $123,258       $23,513         20,250            $5,610
Senior Vice President and Chief     2001     199,273      47,914        46,857         45,000             5,418
Medical Officer                     2000     199,816      43,003        41,055         45,000            25,723
---------------------------------------------------------------------------------------------------------------
MICHAEL J. DOTY (3)                 2002    $249,381     $94,354      $173,097         40,500           $12,750
Senior Vice President and Chief     2001      41,190      15,434        10,298         48,918                --
Financial Officer                   2000          --          --            --             --                --
---------------------------------------------------------------------------------------------------------------
ALAIN H. CURAUDEAU (4)              2002    $219,009     $72,526       $62,863         20,250            $5,658
Senior Vice President, Project      2001     180,394      47,223        68,430         27,000               986
Planning and Management             2000      94,178      56,251        54,271         32,199            34,018
---------------------------------------------------------------------------------------------------------------
WILLIAM J. NEWELL (5)               2002    $162,378     $63,954      $108,127        200,000              $698
Senior Vice President and Chief     2001          --          --            --             --                --
Business Officer                    2000          --          --            --             --                --
---------------------------------------------------------------------------------------------------------------
JULIA G. LEVY (6)                   2002    $188,135     $64,598            --         12,125            $4,994
Former President and Chief          2001     351,580     159,756       $14,265         80,000               736
Executive Officer, Current          2000     352,536     135,238            --         80,000               761
Executive Chairman, Scientific
Advisory Board
---------------------------------------------------------------------------------------------------------------
JOHN R. NORTH (7)                   2002    $213,319     $67,175       $20,686         20,250          $284,350
Former Senior Vice President,       2001     196,583      47,272        33,730         45,000             5,132
Scientific Affairs and Chief        2000     197,118      37,504        21,179         45,000             3,889
Scientific Officer
---------------------------------------------------------------------------------------------------------------

Notes:

 (1) The salaries for the listed Named Executive Officers, other than Dr. Levy, are payable in US dollars under their employment agreements. Although they may be entitled to receive payment in US dollars, certain executives have elected to receive, or do receive, all or a portion of their salaries, bonuses and benefits in Canadian dollars. Dr. Levy's salary is payable in Canadian dollars but she has elected to receive 50% of her salary in US dollars at a pre-determined exchange rate. Where amounts shown on the Summary Compensation Table were actually paid in Canadian funds, the amounts set out in the Summary Compensation Table represent the US dollar equivalent of those payments. Amounts have been converted using the weighted average exchange rate that QLT has calculated for each year for financial reporting purposes, being equal to US$1.00 = Cdn.$1.4907 for 2000, US$1.00 = Cdn.$1.5412 for 2001 and
       US$1.00 = Cdn.$1.5699 for 2002. Note that small differences between amounts shown above and those set out in the employment agreement for a Named Executive Officer may appear because of fluctuations in exchange rates.

 (2) Mr. Hastings became President and Chief Executive Officer of QLT on February 17, 2002.

 (3)   Mr. Doty became an executive officer of QLT on November 1, 2001.

 (4)   Mr. Curaudeau became an executive officer of QLT on June 12, 2000.

 (5)   Mr. Newell became an executive officer of QLT on June 10, 2002.

 (6) Dr. Levy retired as President and Chief Executive Officer of QLT on February 17, 2002. Dr. Levy remained a non-executive officer of QLT after that date and assumed the role of Chairman of QLT's Scientific Advisory Board. Dr. Levy is also a member of the Board of Directors of QLT.

 (7) Dr. North left his position as Senior Vice President and Chief Scientific Officer effective November 15, 2002. Dr. North remained a non-executive employee until January 3, 2003. See also note 10 below.

 (8) For Mr. Hastings, the amount for 2002 consists primarily of relocation expenses reimbursed to Mr. Hastings in connection with his relocation to QLT and includes US$13,500 for real estate commissions, US$9,780 in moving expenses and US$8,166 for property transfer tax. For Dr. Azab, the amount includes US$20,125 in 2000 and US$19,465 in 2001 relating to a tax differential payments in those years, and US$20,125 in 2000, US$19,465 in 2001 and US$19,109 in 2002 relating to the forgivable portions of a home relocation loan. For Mr. Doty, the amount for 2001 and 2002 includes US$10,298 and US$59,087, respectively, relating to tax differential payments. The amounts for Mr. Doty for 2002 also include relocation expenses reimbursed to Mr. Doty in connection with his relocation to QLT, including US$85,296 in property transfer taxes and real estate commissions, US$19,208 in moving expenses and US$5,383 in accounting fees. For Mr. Curaudeau, the amount shown for 2000, 2001 and 2002 includes US$23,545, US$39,799 and US$36,786 relating to a tax differential payment in each of those years, respectively, US$19,465 in 2001 and US$20,686 in 2002 relating to the forgivable portions of a home relocation loan and US$29,632 in 2000 to reimburse Mr. Curaudeau for moving expenses and the commission on the sale of his home following his relocation to QLT. For Mr. Newell, the amount for 2002 consists of relocation expenses reimbursed to Mr. Newell in connection with his relocation to QLT and includes US$79,792 in property transfer taxes and real estate commissions and US$25,046 in moving expenses. For Dr. North, the amount shown for 2000 and 2001 also includes US$19,712 and US$10,874, respectively, relating to a tax and currency differential payment and US19,465 in 2001 and US$20,686 in 2002 relating to the forgivable portions of a home relocation loan. The above amounts also include portions relating to imputed interest benefits on the non-interest bearing portion of home relocation loans made to certain Named Executive Officers, as disclosed previously, and payment of vacation amounts in each of 2001 and 2002 to certain Named Executive Officers.

 (9) Options granted to executive officers were made pursuant to the Company's 1998 and 2000 Incentive Stock Option Plans, which provide, among other things, that (i) the exercise price of such options must not be less than fair market value of the time of grant; and (ii) the maximum term of such options may not exceed five years. Options granted to executive officers contain provisions for acceleration of vesting in the event of a change of control, as defined in each option agreement.

(10) These amounts represent premiums on life insurance policies and medical services premiums for the benefit of the employee and cash payments by the Company to match the individual's contribution to a registered retirement savings plan. For Mr. Hastings, the amount shown includes a signing bonus of US$25,678 paid to Mr. Hastings in 2002. For Dr. North, the amount shown includes a US$279,181 separation payment which QLT agreed in 2002 to make to Dr. North in 2003 upon his departure from QLT. For Mr. Curaudeau, the amount shown for 2000 also includes a one-time signing bonus of US$33,719.

The total cash compensation (salary and cash incentive compensation) paid to all executive officers as a group (13) for the year ended December 31, 2002 was US$3,316,245 (see note 1 to the Summary Compensation Table above).

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Mr. Paul J. Hastings, President and Chief Executive Officer

In 2001, Mr. Hastings entered into an employment agreement with QLT under which he was appointed President and Chief Executive Officer of QLT effective February 17, 2002 for an indefinite term. Under the terms of Mr. Hastings' employment agreement, Mr. Hastings was entitled to a one-time signing bonus of US$25,000 and is entitled to a base salary of US$500,000 per year, target cash incentive compensation (see "Executive Compensation - Summary of Compensation of the Chief Executive Officer in 2002") and other standard health and retirement benefits. As part of his employment agreement, Mr. Hastings was awarded options to purchase 500,000 Common Shares on December 18, 2001 and is entitled to receive an annual grant of options to purchase 100,000 Common Shares in QLT commencing in April 2002.

Pursuant to his employment agreement, in February 2002, Mr. Hastings also received a home relocation loan equal to US$400,000 in the form of a four year forgivable non-interest bearing loan which is secured against Mr. Hastings' residence. The loan is forgivable in four equal annual instalments of US$100,000 for each year of continuous employment of Mr. Hastings. In the event that Mr. Hastings' employment ceases prior to the end of the four-year term, then, in the case of his resignation or termination for cause, the remaining balance would be converted into an interest-bearing term loan for the remaining portion of the four-year term on standard commercial conditions for residential mortgages, or, in the case of Mr. Hastings' termination without cause or death, the entire amount then outstanding under the loan would be forgiven by QLT. In the event that QLT terminates Mr. Hastings' employment without cause, Mr. Hastings is entitled to notice or pay in lieu of notice equal to 24 months' base salary and cash incentive compensation based on his target cash incentive compensation amount, payment of salary and bonus earned to the date of termination and an amount to compensate Mr. Hastings for lost benefits during the 24 month notice period.

Other Employment Agreements

The following Named Executive Officers (other than the President and Chief Executive Officer, described above) have each entered into employment agreements with QLT which are similar in form. Under those employment agreements, the executive officer is entitled to their base salary, cash incentive compensation under QLT's cash incentive compensation plan (see "Executive Compensation - Determination of Cash Incentive"), participation in QLT's stock option plan and other standard health and retirement savings benefits. Mr. Curaudeau and Mr. Doty are entitled to home relocation loans under their employment agreements as described below. The home relocation loans are non-interest bearing loans secured against the residence of the particular Named Executive Officer. The home relocation loan is forgivable in equal annual instalments over a stated term for each year of continuous employment with QLT. In the event that the employment of the Named Executive Officer ceases prior to the end of the loan term, the remaining portion of the loan balance would be converted into an interest-bearing term loan for the remaining portion of the term on standard commercial conditions for residential mortgages. Except as stated below, in the event that QLT terminates the employment of the Named Executive Officer without cause, the Named Executive Officer is entitled to notice or pay in lieu of notice (calculated by reference to base salary) equal to 6 months (or in the case of Mr. Doty, 12 months) plus one additional month for each year of service, payment of salary and bonus earned to the date of termination and an amount to compensate the Named Executive Officer for lost benefits during the notice period.

         (i)    Dr. Mohammad Azab, Senior Vice President and Chief Medical
                Officer

         Dr. Azab was promoted to Chief Medical Officer in February 2003. Upon his promotion, Dr. Azab entered into a new employment agreement with QLT confirming his position as Senior Vice President and Chief Medical Officer for an indefinite term. Under the terms of Dr. Azab's employment agreement, Dr. Azab is entitled to a base salary of US$290,000 per year and the other compensation and benefits described above.

         (ii)   Mr. Alain H. Curaudeau

         Mr. Curaudeau entered into an employment agreement with QLT in 2000 and has been appointed as Senior Vice President, Project Planning and Management for an indefinite term. Under the terms of Mr. Curaudeau's employment agreement, Mr. Curaudeau is entitled to a base salary, currently US$221,502 per year, certain tax differential payments and the other compensation and benefits described above. Pursuant to his employment agreement, in October 2000, Mr. Curaudeau also received a home relocation loan equal to US$100,624 (see note 1 to the Summary Compensation Table above) which is forgivable in five equal annual instalments (see note 1 to the Summary Compensation Table above) for each year of continuous employment with QLT and otherwise is subject to the terms described above.

         (iii) Mr. Michael J. Doty, Senior Vice President and Chief Financial Officer

         Mr. Doty entered into an employment agreement with QLT in 2001 in which he was appointed as Senior Vice President and Chief Financial Officer of QLT for an indefinite term. Under the terms of Mr. Doty's employment agreement, Mr. Doty is entitled to a base salary, currently US$247,200, certain tax differential payments and other compensation and benefits described above. Pursuant to his employment agreement, in April 2002, Mr. Doty also received a home relocation loan equal to US$100,000 in the form of a three-year non-interest bearing loan, forgivable in three equal annual instalments of US$33,333.33 for each year of continuous employment with QLT and otherwise subject to the terms described above.

         (iv) Mr. William J. Newell, Senior Vice President and Chief Business Officer

         Mr. Newell entered into an employment agreement with QLT in 2002 in which he was appointed as Senior Vice President and Chief Business Officer of QLT effective June 10, 2002 for an indefinite term. Under the terms of Mr. Newell's employment agreement, Mr. Newell is entitled to a base salary of US$290,000 per year and other compensation and benefits described above. Mr. Newell is also entitled to receive a one-time bonus of US$15,925 (converted from Cdn.$25,000 using the exchange rate for 2002 described in note 1 to the Summary Compensation Table above) on the first anniversary of his employment with QLT. Pursuant to his employment agreement, as part of his consideration for joining QLT, Mr. Newell received 200,000 options to purchase Common Shares in QLT at a price equal to Cdn.$19.71.

Dr. Julia Levy

Dr. Levy retired as QLT's President and Chief Executive Officer in February 2002. Dr. Levy remains on the Board of Directors of QLT and is now a non-executive officer employee of QLT, assuming the position of Chairman of QLT's Scientific Advisory Board. Dr. Levy is also entitled to participate in QLT's stock option plan and receives other standard health and retirement savings benefits made generally to all employees of QLT.

Dr. John R. North

Dr. North left his position as a Senior Vice President and Chief Scientific Officer on November 15, 2002 and ended his employment with QLT effective January 3, 2003. At that time, QLT paid to Dr. North his cash incentive compensation for 2002 and the other amounts disclosed in the Summary Compensation Table above. In addition, the vesting of 50% of the stock options in QLT held by Dr. North was accelerated, which options expired (if not exercised) on April 3, 2003.

TERMINATION OR RESIGNATION FOLLOWING A CHANGE OF CONTROL

Separate change of control agreements have been entered into with all executive officers of QLT, including the President and Chief Executive Officer. The change of control agreements provide for certain payments and other benefits to the executive officer in the event of termination by QLT of that executive officers' employment without cause or by the employee for specific reasons (as defined in the agreement) within a period of 24 months following a change of control in QLT. A change of control includes an event in which any person acquires 35% or more of the voting securities of QLT, the sale of all or substantially all of the assets of QLT (other than to an affiliate of QLT or to an entity in which

QLT's shareholders held 65% of the voting securities prior to the sale), a merger or other reorganization involving QLT in which the original shareholders of QLT own less than 65% of the resulting merged entity, or a change in majority of the Directors on the Board of Directors of QLT in any two consecutive years. Upon the occurrence of such an event, such executive officers will receive, in addition to amounts owing up to the date of termination or resignation, a severance payment equal to 18 months' (or in the case of the President and Chief Executive Officer, 36 months') base salary, annual cash incentive compensation entitlement (calculated at the maximum cash incentive compensation entitlement), amounts in lieu of certain other health and retirement benefits for the 18 month period and relocation expenses.


                      OPTION GRANTS IN THE LAST FISCAL YEAR

The following table summarises the number and terms of options granted during the 2002 fiscal year to the named executive officers. In 2002, QLT did not grant any stock appreciation rights and has not done so in prior years.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                                                            POTENTIAL REALISABLE
                                                                                                              VALUE AT ASSUMED
                                                                                                            ANNUAL RATES OF STOCK
                                                                                                           PRICE APPRECIATION FOR
                                           INDIVIDUAL GRANTS                                                   OPTION TERM(2)
                          ------------------------------------------------------                         -------------------------
                                                                        MARKET
                                                                       VALUE OF
                                                                      UNDERLYING
                            NUMBER OF    % OF TOTAL                  SHARES AS AT
                           SECURITIES      OPTIONS       EXERCISE       DATE OF
                           UNDERLYING     GRANTED TO     PRICE(1)        GRANT
                             OPTIONS      EMPLOYEES      (CDN.$/        (CDN.$/         EXPIRATION            5%          10%
NAME                       GRANTED(1)      IN 2002       SHARE)         SHARE)             DATE            (CDN.$)      (CDN.$)
-----------------------    ----------    -----------    ---------    ------------    -----------------    ---------    ---------
Paul J. Hastings             100,000         9.5         23.50          23.50        April 23, 2007       648,861      1,433,710
--------------------------------------------------------------------------------------------------------------------------------
Mohammad Azab                20,250          1.9         23.50          23.50        April 23, 2007       131,394        290,326
--------------------------------------------------------------------------------------------------------------------------------
Michael J. Doty              40,500          3.9         28.75          28.75        February 6, 2007     321,497        710,373
--------------------------------------------------------------------------------------------------------------------------------
Alain H. Curaudeau           20,250          1.9         23.50          23.50        April 23, 2007       131,394        290,326
--------------------------------------------------------------------------------------------------------------------------------
John R. North                20,250          1.9         23.50          23.50        April 23, 2007(3)    131,394        290,326
--------------------------------------------------------------------------------------------------------------------------------
William J. Newell            200,000        19.1         19.71          19.71        June 9, 2007       1,088,430      2,404,973
--------------------------------------------------------------------------------------------------------------------------------
Julia G. Levy                12,125          1.2         23.50          23.50        April 23, 2007        78,674        173,837
--------------------------------------------------------------------------------------------------------------------------------

Notes:

 (1) Options granted to executive officers generally are subject to required vesting periods prior to the options becoming exercisable as described.

 (2) Gains are reported net of option exercise price, but before income taxes associated with such exercise. The assumed rates of appreciation are prescribed by the SEC for illustrative purposes only and are not intended to forecast or predict future share prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the

       Common Shares and overall market conditions, as well as the optionholders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

 (3) The original expiry date for the options granted to Dr. North was April 23, 2007. As a result of his departure from QLT, the options held by Dr. North expired on April 3, 2003.


The following table provides information with respect to option exercises during the 2002 fiscal year by the Named Executive Officers and the number and value of unexercised options held as at December 31, 2002.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES


                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              SHARES                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON      VALUE       OPTIONS AT DECEMBER 31, 2002   DECEMBER 31, 2002(2) (CDN.$)
                             EXERCISE      REALISED(1)   ----------------------------   ----------------------------
                                (#)         (CDN.$)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                            -----------    ----------    -----------    -------------    ----------    -------------
Paul J. Hastings                 --            --          161,111         438,889            --             --
--------------------------------------------------------------------------------------------------------------------
Mohammad Azab                 16,668         41,235        146,582          37,000         96,245            --
--------------------------------------------------------------------------------------------------------------------
Michael J. Doty                  --            --           30,274          59,144            --             --
--------------------------------------------------------------------------------------------------------------------
Alain H. Curaudeau               --            --           46,044          33,405            --             --
--------------------------------------------------------------------------------------------------------------------
John R. North(3)                 --            --          142,180          37,000         22,155            --
--------------------------------------------------------------------------------------------------------------------
William J. Newell                --            --           33,333         166,667            --             --
--------------------------------------------------------------------------------------------------------------------
Julia G. Levy                 80,000       1,070,000       284,916          47,209         330,000           --
--------------------------------------------------------------------------------------------------------------------

Notes:

 (1) Value realised is (i) the fair market value on the date of exercise, less the option price, times (ii) the number of shares exercised.

 (2) Potential unrealised value is (i) the fair market value at 2002 fiscal year end (Cdn.$13.40 per Common Share), less the option price, times (ii) the number of shares subject to the option.

 (3) As a result of his departure from QLT, the options held by Dr. North expired on April 3, 2003.

                         SHARE PRICE PERFORMANCE GRAPH

The graph below compares cumulative total Shareholder return on the Common Shares of QLT for the last five fiscal years with the total cumulative return of the S&P/TSX Composite Index and the Nasdaq Total Return Pharmaceutical Industry Index over the same period.

                          [GRAPHIC - PERFORMANCE GRAPH]

The graph above assumes Cdn$100 invested on December 31, 1997 in QLT and in each index. The share price shown above for the Common Shares is historical and not indicative of future price performance.

Notwithstanding anything to the contrary set forth in any of QLT's previous or future filings under the United States Securities Act of 1933, the United States Securities Exchange Act of 1934, or applicable Canadian securities legislation that might incorporate this document or future filings with the SEC or with any Canadian securities regulators, in whole or in part, the Report of the Executive Compensation Committee on Executive Compensation of QLT and the Shareholder Return Performance Graph sections of this Proxy Statement are not deemed to be incorporated by reference into any such filing.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

No Directors, executive officers or senior officers of QLT or any subsidiaries thereof, or proposed nominees for election as a Director of QLT, are currently indebted to QLT or its subsidiaries, except for routine indebtedness to executive officers in connection with the purchase of their homes as part of relocation packages offered to them pursuant to their employment agreements, which loans are secured by mortgages registered against their home. The home relocation loans made to QLT's Named Executive Officers are described above (see "Termination of Employment, Change in Responsibilities and Employment Contracts"). Effective July 30, 2002, and in accordance with the United States Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Rules"), QLT no longer offers its executive officers housing loans as part of their relocation assistance. The loans extended to QLT's executive officers prior to July 30, 2002 remained in effect in accordance with the then existing terms and conditions.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of QLT's executive officers serve as members of the compensation committee or Board of Directors of any entity that has an executive officer serving as a member of the Executive Compensation Committee or Board of Directors of QLT.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

QLT maintains directors' and officers' liability insurance coverage through a policy covering QLT and its subsidiaries, which has an annual aggregate policy limit of US$50,000,000, subject to a corporate deductible of US$150,000 per loss for all claims except securities claims for which the deductible is US$1,000,000. This insurance provides coverage for indemnity payments made by QLT to its directors and officers as required or permitted by law for losses, including legal costs, incurred by officers and directors in their capacity as such. This policy also provides coverage directly to individual directors and officers if they are not indemnified by QLT. The insurance coverage for directors and officers has customary exclusions, including libel and slander, and those acts determined to be uninsurable under law, or deliberately fraudulent or dishonest or to have resulted in personal profit or advantage.

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Unless otherwise disclosed in this Proxy Statement, none of the Directors, executive officers or any beneficial owner of more than 5% of the outstanding Common Shares of QLT, had any material interest, direct or indirect, in any transaction during the past fiscal year or in any proposed transaction which has materially affected or will materially affect QLT.

QLT has entered into indemnity agreements with certain officers and directors which provide, among other things, that, subject to any requirements that may exist under the Company Act (British Columbia) or the Articles of QLT, QLT will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgements, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or officer of QLT.

                   STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The mandate of the Board of Directors is to provide objective, prudent stewardship of QLT. In developing and supervising implementation of QLT's strategic plan, the Board of Directors sets objectives for the Chief Executive Officer and QLT's senior management. QLT's responsibilities to its Shareholders, customers and employees are demonstrated by its commitment to effective corporate governance and disclosure.

The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of Guidelines for Improved Corporate Governance in Canada (the "TSX Guidelines") and requires that listed companies disclose their corporate governance system in their annual reports or information circulars (proxy statements). QLT is committed to meeting or exceeding the recommendations set out in the TSX Guidelines.

In addition, QLT has adopted, and will be continuing to adopt, specific corporate governance requirements of the Sarbanes-Oxley Rules.

In 2002, in furtherance of the Board of Directors commitment to corporate governance, the Board of Directors established a Corporate Governance and Nominating Committee. That Committee will provide guidance to the Board of Directors regarding the adoption and amendment of corporate governance principles applicable to QLT, review existing processes and, where appropriate, develop new ones to continue to ensure an effective process and structure for the management of QLT at all levels.

The following information highlights the structures and processes of corporate governance followed by QLT. To enhance disclosure to Shareholders, QLT's Corporate Governance Practices in relation to each of the 14 TSX Guidelines are specifically set out in Exhibit A attached to this Proxy Statement.

MANDATE OF THE BOARD OF DIRECTORS

The mandate of the Board of Directors is to supervise the management of the business and affairs of QLT. In fulfilling its mandate, the Board of Directors, as a whole, oversees the development and application of policies regarding corporate governance and is responsible for:

(1)    the adoption of a strategic plan for QLT's business;

(2) the identification of the principal risks of QLT's business and ensuring the implementation of the appropriate systems to manage these risks;

(3) succession planning for QLT, including identifying, appointing, training and monitoring senior management;

(4) overseeing the integrity of QLT's internal controls and management information systems; and

(5) maintaining a continuing dialogue with management in order to ensure QLT's ability to respond to changes, both internal and external, which may affect its business operations from time to time.

The Board of Directors holds at least four regular meetings each year. There were five meetings (in person or by teleconference) and one by written consent of the Board of Directors during the year ended December 31, 2002. The frequency of meetings, as well as the nature of the matters dealt with at each meeting, will vary from year to year depending on the state of QLT's business and the opportunities or risks which QLT faces from time to time. Within that framework, it is anticipated that the Board of Directors will normally meet between four and eight times each year.

The Board of Directors has established Committees with specific responsibilities, namely an Audit and Risk Committee, a Corporate Governance and Nominating Committee and an Executive Compensation Committee. An overview of the mandate and composition of each of those Committees is set out above under the heading "Information Concerning Board Meetings and Committees".

COMPOSITION AND INDEPENDENCE OF THE BOARD

The TSX Guidelines recommend that a board of directors be constituted with a majority of individuals who come within the description of "unrelated directors". An "unrelated director" is defined in the TSX Guidelines as a director who is independent of management and is free from any interest and any other business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the company, other than interests and relationships arising from shareholding.

The rules of the Nasdaq Stock Market also address the concept of director independence. According to current Nasdaq rules, an independent director is a person who is not an employee or officer of the company or who, in the opinion of the board of directors, does not have a relationship with the company that would interfere with the director's exercise of independent judgement in carrying out a director's responsibilities. To qualify as an "independent" director under the Nasdaq rules, the director must not:

         (a) have been employed by QLT or any of its affiliates for the current year or any of the past three years;

         (b) have accepted any compensation from QLT or any of its affiliates in excess of US$60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) be a member of the immediate family of an individual who is, or has been in any of the past three years, employed by QLT or any of its affiliates as an executive officer;

         (d) be a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which QLT made, or from which QLT received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of QLT's or the business organization's consolidated gross revenues for that year, or US$200,000, whichever is more, in any of the past three years; or

         (e) be employed as an executive of another entity where any of QLT's executives serve on that entity's compensation committee.

The Directors have examined the relevant definitions in the TSX Guidelines and Nasdaq rules and have individually considered their respective interests and relationships in and with QLT. As a consequence, the Board of Directors has determined that of its eight present Directors, six are unrelated and independent Directors and two are "related", or not "independent", Directors under the TSX Guidelines and Nasdaq rules, respectively. The two Directors who are considered related and not independent are Mr. Hastings, in view of his role as President and Chief Executive Officer of QLT, and Dr. Levy, who held the same position prior to February 17, 2002 and who is currently employed by QLT as the Chairman of its Scientific Advisory Board.

The number of Directors proposed to be fixed at the Annual Meeting is seven, of whom five are unrelated and independent. The Board considers its proposed size of seven Directors to be appropriate at the current time. The functions of the Committees of the Board are described above.

INDEPENDENCE FROM MANAGEMENT

The TSX Guidelines state that the Board of Directors should have in place appropriate structures and procedures to ensure that the Board of Directors can function independently of management. This independence is most simply assured by maintaining the positions of Chairman of the Board and Chief Executive Officer as separate positions and appointing a Chairman who is not a member of management. The Chairman of the Board, Mr. E. Duff Scott, is not a member of management, and the Board of Directors considers that additionally, by virtue of the fact that a significant majority of the members of the Board are unrelated and independent Directors, it is independent from management. As the need arises, the Board of Directors will meet independently of any related (or not independent) Director. At each of its quarterly meetings the Board meets for a given period of time without any related or non-independent Directors present.

DECISIONS REQUIRING PRIOR APPROVAL OF THE BOARD OF DIRECTORS

In addition to matters that must, by law or by the Articles of QLT, be approved by the Board of Directors, management is required to seek approval from the Board of Directors for the capital and operating budget for each fiscal year, for major transactions, or for any single expense which exceeds certain specified dollar values.

NOMINATION OF NEW DIRECTORS

It is the intention of the Board of Directors that as and when a new nominee is identified, the Board of Directors will ensure that a full program of orientation and education is provided for the nominee, including (but not limited to) provision of a complete corporate history, including copies of past minutes of meetings of the Board of Directors, as well as information regarding QLT's business and operations. The Corporate Governance and Nominating Committee has been charged with reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted.

INVESTOR RELATIONS

Through its internal personnel and outside advisors, QLT receives and responds to Shareholder inquiries. Shareholder inquiries and concerns are dealt with promptly at the senior management level. In addition, management participates in a conference telephone call with the investment community after release of each quarterly or annual financial report (as required), and will do so on other individual occasions if considered necessary in order to maintain an effective dialogue with the investment community.

OUTSIDE ADVICE

In certain circumstances it may be appropriate for an individual Director to engage an outside professional advisor at the expense of QLT. The engagement of the outside professional advisor would be subject to approval of the Board of Directors acting in discharge of its duties to manage corporate governance matters. The Audit and Risk Committee has authority to engage external advisors as it considers warranted.

                     REPORT OF THE AUDIT AND RISK COMMITTEE

The members of the Audit and Risk Committee are "independent" as that term is defined in the National Association of Securities Dealers listing standards currently in effect. On March 6, 2001, the Board of Directors adopted a written Audit and Risk Committee Charter, which was amended on February 7, 2002 and appended in QLT's Proxy Statement delivered to Shareholders in 2002. As new legislative requirements emerge, including those under the Sarbanes-Oxley Rules, Nasdaq and under Canadian securities legislation, the Audit and Risk Committee will continue to assess whether any modifications should be made to the Audit and Risk Committee Charter and will seek Board approval to any changes to that Charter which are considered warranted.

The Audit and Risk Committee met with management of QLT periodically during the year to consider the adequacy of QLT's internal controls and the objectivity of its financial reporting. The Audit and Risk Committee discussed these matters with QLT's independent auditors and with appropriate financial personnel in QLT. The Audit and Risk Committee also discussed with QLT's senior management and independent auditors the disclosure controls and procedures which were designed by QLT's Chief Executive Officer and Chief Financial Officer and received their report thereon in advance of their making the certifications required by the Securities and Exchange Commission and the Sarbanes-Oxley Rules for certain of QLT's filings with the Securities and Exchange Commission.

The Audit and Risk Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2002 with the management of QLT. In addition, the Audit and Risk Committee has discussed with the independent auditors for QLT, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Risk Committee has received the written disclosures and the letter from the auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the auditors' independence. The Audit and Risk Committee has received the report of the Chief Executive Officer and the Chief Financial Officer with respect to their assessment of the Company's internal controls. Based on the discussions and reviews noted above, the Audit and Risk Committee recommended to QLT's Board of Directors that the audited financial statements be included in QLT's Annual Report on Form 10-K for fiscal year 2002.

Notwithstanding anything to the contrary set forth in any of QLT's previous or future filings under the United States Securities Act of 1933 or the Exchange Act that might incorporate this document or future filings with the SEC, in whole or in part, the foregoing report will not be deemed to be incorporated by reference into any such filing.

           Jan Dlouhy (Chair), Peter A. Crossgrove, Alan C. Mendelson
                     MEMBERS OF THE AUDIT AND RISK COMMITTEE

                       APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Deloitte & Touche LLP served as independent auditors for QLT for the year ended December 31, 2002. Upon the unanimous recommendation of the Audit and Risk Committee, the Board of Directors has proposed that Deloitte & Touche LLP continue in this capacity for the current fiscal year. Deloitte & Touche LLP were first appointed as independent auditors of QLT in 1983.

Both the President and Chairman intend to vote the Common Shares represented by proxies for which either of them is appointed proxyholder "FOR" the appointment of Deloitte & Touche LLP at a remuneration to be fixed by the Board of Directors. If the resolution is not adopted, the Company Act (British Columbia) provides that the current auditors, Deloitte & Touche LLP, will continue to act for QLT until such time as the Shareholders approve alternate auditors.

For the years ended December 31, 2002 and 2001, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") as follows:

FISCAL YEAR ENDED                                  2002                 2001
-----------------                             ------------          ------------
Audit Fees (for audit of QLT's annual         Cdn.$354,125          Cdn.$227,200
financial statements for the respective
year and reviews of QLT's quarterly
financial statements)

Audit-Related Fees (for accounting              Cdn.$7,600                    --
consultation)

TOTAL AUDIT AND AUDIT-RELATED FEES            Cdn.$361,725          Cdn.$227,200

Tax Fees (for advice relating to tax           Cdn.$29,300           Cdn.$30,210
planning and property taxes)

All Other Fees                                          --                    --


TOTAL FEES                                    Cdn.$391,025          Cdn.$257,410


The Audit and Risk Committee considered and concluded that the provision by Deloitte & Touche LLP of such financial information and systems design and implementation services, and other services as were provided to QLT in 2002, is compatible with maintaining the independence of Deloitte & Touche LLP.

QLT has been advised that a representative of Deloitte & Touche LLP will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from Shareholders.

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

The Audited Consolidated Financial Statements of QLT for the year ended December 31, 2002 together with the Auditors' Report thereon, which are included in QLT's Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Additional copies of the Audited Consolidated Financial Statements are available from QLT's web-site at www.qltinc.com or upon request directly to QLT to the attention of "QLT Investor Relations", 887 Great Northern Way, Vancouver, British Columbia, Canada, V5T 4T5 (Phone: 604-707-7000; Fax: 604-707-7001;
e-mail: ir@qltinc.com.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matter that may be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, both the President and Chairman intend to vote the Common Shares represented by proxy for which for which either of them is appointed in accordance with their best judgement on such matters.

The contents and the sending of this Proxy Statement have been approved by the Board of Directors.

DATED at Vancouver, British Columbia, this 17th day of April, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

"Janet Grove"

Janet Grove

Corporate Secretary

                                   EXHIBIT A

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
(1)   THE BOARD OF DIRECTORS SHOULD EXPLICITLY    The Board of Directors of QLT assumes
      ASSUME RESPONSIBILITY FOR STEWARDSHIP OF    responsibility for the stewardship of QLT
      QLT, AND AS PART OF THE OVERALL             and the enhancement of Shareholder value.
      STEWARDSHIP RESPONSIBILITY, SHOULD ASSUME   The Board of Directors has formalized its
      RESPONSIBILITY FOR:                         position on corporate governance in a
                                                  documented mandate of the Board of
                                                  Directors which was accepted by the members
                                                  of the Board of Directors. The Board of
                                                  Directors has also established a Corporate
                                                  Governance and Nominating Committee with a
                                                  mandate to actively review and ensure that
                                                  good corporate governance practices are
                                                  followed. All key issues recommended by the
                                                  TSX Guidelines are included in the mandate
                                                  of the Board of Directors, and include the
                                                  following:

                                                  The Chief Executive Officer, with the
      (a)  ADOPTION OF STRATEGIC PLANNING         active involvement of the Board of
           PROCESS;                               Directors, is responsible for ensuring that
                                                  there are long-term goals and a strategic
                                                  planning process in place for QLT. On an
                                                  annual basis, the Board of Directors and
                                                  management meet together for a strategic
                                                  planning session, where the Board of
                                                  Directors reviews and approves a strategic
                                                  plan. On an on-going basis, the Board of
                                                  Directors monitors management's success in
                                                  implementing the strategies set out in the
                                                  plan and provides guidance and judgement to
                                                  the evolving strategic plan.

                                                  The Board of Directors, through its
      (b)  THE IDENTIFICATION OF THE PRINCIPAL    Committees and as a whole, has a mandate to
           RISKS OF QLT'S BUSINESS AND ENSURING   ensure that there are in place systems to
           THE IMPLEMENTATION OF APPROPRIATE      effectively monitor and manage business
           SYSTEMS TO MANAGE THESE RISKS;         risks, with a view to the long-term
                                                  viability of QLT. The Board of Directors
                                                  and the Audit and Risk Committee
                                                  continually review existing practices and
                                                  systems with a view to improving such
                                                  processes where appropriate.

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
      (c)  SUCCESSION PLANNING, INCLUDING         Through its Executive Compensation
           APPOINTING, TRAINING AND MONITORING    Committee, the Board of Directors ensures
           SENIOR MANAGEMENT;                     that QLT has a plan for continuity of its
                                                  officers and an executive compensation plan
                                                  that is motivational and competitive to
                                                  attract, hold and inspire the performance
                                                  of its executive management and other key
                                                  personnel.

      (d)  A COMMUNICATIONS POLICY FOR QLT;       The Board of Directors ensures that QLT has
                                                  in place a formal investment communications
                                                  policy to ensure a continued strong link
                                                  between the Board of Directors, its
                                                  Shareholders and its senior management.
                                                  QLT's Investor Relations and Corporate
                                                  Communication Department seeks and shares
                                                  feedback from institutional investors and
                                                  from Shareholders. The Board of Directors
                                                  is kept informed of any material issue of
                                                  concern to Shareholders and provides
                                                  direction for action as required.

      (e)  THE INTEGRITY OF QLT'S INTERNAL        The Audit and Risk Committee acts on behalf
           CONTROL AND MANAGEMENT INFORMATION     of the Board of Directors in monitoring
           SYSTEMS.                               internal accounting controls and monitoring
                                                  the business conduct of QLT. It reviews
                                                  matters on a quarterly basis relating to
                                                  the financial position of QLT in order to
                                                  provide reasonable assurances that QLT is
                                                  in compliance with applicable laws and
                                                  regulations, is conducting its affairs
                                                  ethically, and that effective controls are
                                                  maintained. The Chief Executive Officer and
                                                  the Chief Financial Officer report
                                                  regularly to the Audit and Risk Committee
                                                  with respect to the integrity of the
                                                  Company's internal controls. The Audit and
                                                  Risk Committee engages the independent
                                                  auditor directly, and meets regularly with
                                                  the independent auditor without management
                                                  present.

(2)   THE BOARD OF DIRECTORS SHOULD BE            A majority of the Board of Directors are
      CONSTITUTED WITH A MAJORITY OF THE          unrelated. Of the eight present Directors,
      INDIVIDUALS WHO QUALIFY AS "UNRELATED"      only two: Mr. Hastings and Dr. Julia Levy
      DIRECTORS (INDEPENDENT OF MANAGEMENT AND    are related Directors; six of the eight
      FREE FROM CONFLICTING INTEREST)             Directors are independent of management and
                                                  free from any business interests or
                                                  relationships that could materially
                                                  interfere with a Director's ability to act
                                                  in the best interests of QLT.

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
                                                  The TSX Guidelines also recommend that in
                                                  the circumstances where a company has a
                                                  "significant shareholder" (that is, a
                                                  shareholder with the ability to exercise
                                                  the majority of the votes for the election
                                                  of directors) the board of directors should
                                                  include a number of directors who do not
                                                  have interests in or relationships with the
                                                  company or the significant shareholder and
                                                  which fairly reflects the investment in the
                                                  company by the shareholders other than the
                                                  significant shareholder. As of the date of
                                                  this Proxy Statement, QLT does not have
                                                  such a "significant shareholder".

(3)   THE BOARD OF DIRECTORS WILL ASSESS AND      (i)   QLT carries out this assessment and
      DISCLOSE ON AN ANNUAL BASIS (I) WHETHER           discloses its conclusions and the
      THE BOARD OF DIRECTORS HAS A MAJORITY OF          basis therefor annually.
      UNRELATED DIRECTORS AND (II) THE ANALYSIS
      OF THE APPLICATION OF THE PRINCIPLES
      SUPPORTING THIS CONCLUSION.

                                                  (ii)  In nominating candidates to the Board
                                                        of Directors, the business interests
                                                        and relationships of the candidates
                                                        are reviewed to ensure that such
                                                        nominee would be able to act in the
                                                        best interests of QLT. The Corporate
                                                        Governance and Nominating Committee
                                                        consists of four unrelated Directors
                                                        who are responsible for reviewing and
                                                        making recommendations on the size
                                                        and composition of the Board of
                                                        Directors and standing committees of
                                                        the Board of Directors and in
                                                        reviewing corporate governance
                                                        matters. This Committee, which
                                                        currently consists of Messrs. Scott,
                                                        Crossgrove, Dlouhy and Mendelson was
                                                        formally appointed in November of
                                                        2002 and held its inaugural meeting
                                                        in January of 2003. The Nominating
                                                        Committee, comprised of Messrs.
                                                        Scott, Henriksen and Wood, met in
                                                        early 2003 to assess the performance
                                                        of the Board during 2002 and to make
                                                        recommendations as to the nominees to
                                                        the Board for 2003. That Committee
                                                        will now be replaced by the Corporate
                                                        Governance and Nominating Committee,
                                                        which will assume this and other
                                                        responsibilities.

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
(4)   THE BOARD OF DIRECTORS SHOULD APPOINT A     This mandate was previously given by the
      COMMITTEE OF DIRECTORS, COMPOSED            Board to the Nominating Committee, and it
      EXCLUSIVELY OF OUTSIDE DIRECTORS (A         has now been given to the newly formed
      MAJORITY OF WHOM ARE UNRELATED DIRECTORS)   Corporate Governance and Nominating
      RESPONSIBLE FOR PROPOSING NEW NOMINEES TO   Committee. Both the earlier Nominating
      THE BOARD AND FOR ASSESSING DIRECTORS.      Committee and the new Corporate Governance
                                                  Committee are/were comprised of only
                                                  outside unrelated directors. The Corporate
                                                  Governance and Nominating Committee will
                                                  annually review the credentials of nominees
                                                  for re-election and ensure qualifications
                                                  are maintained.

(5)   THE BOARD OF DIRECTORS SHOULD IMPLEMENT A   This assessment was carried out by the
      PROCESS FOR ASSESSING THE EFFECTIVENESS OF  Nominating Committee in respect of the
      THE BOARD OF DIRECTORS, ITS COMMITTEES AND  performance of the Board during 2002. The
      THE CONTRIBUTION OF INDIVIDUAL DIRECTORS.   Board has charged the Corporate Governance
                                                  and Nominating Committee with developing a
                                                  more formal assessment process for
                                                  implementation during 2003. Through its
                                                  Nominating Committee, the Board of
                                                  Directors has reviewed the business
                                                  interests and monitors the quality of the
                                                  relationship between management and the
                                                  Board of Directors in order to recommend
                                                  ways to improve that relationship. This
                                                  review will be carried out in the future by
                                                  the Corporate Governance and Nominating
                                                  Committee.

(6)   EVERY COMPANY SHOULD HAVE AN ORIENTATION    As and when a new nominee is identified,
      AND EDUCATION PROGRAM FOR NEW RECRUITS TO   the Board of Directors ensures that a full
      THE BOARD OF DIRECTORS.                     program of orientation and education is
                                                  provided for the nominee, including (but
                                                  not limited to) provision of a complete
                                                  corporate history, including copies of past
                                                  minutes of meetings of the Board of
                                                  Directors, as well as information regarding
                                                  QLT's business and operations. The
                                                  Corporate Governance and Nominating
                                                  Committee has been charged with reviewing
                                                  this orientation and education program and
                                                  recommending improvements as may be
                                                  warranted.

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
(7)   EVERY BOARD OF DIRECTORS SHOULD EXAMINE     The Nominating Committee (and, in the
      ITS SIZE TO DETERMINE THE IMPACT OF THE     future, the Corporate Governance and
      NUMBER UPON EFFECTIVENESS, AND WHERE        Nominating Committee) and the Board of
      APPROPRIATE, UNDERTAKE A PROGRAM TO REDUCE  Directors as a whole annually examine the
      THE SIZE TO FACILITATE MORE EFFECTIVE       size of the Board of Directors to ensure
      DECISION MAKING.                            that it is optimum for decision making.

(8)   THE BOARD OF DIRECTORS SHOULD REVIEW        The amount and form of Director
      DIRECTOR COMPENSATION AND ENSURE SUCH       compensation is reviewed periodically by
      COMPENSATION REALISTICALLY REFLECTS THE     the Executive Compensation Committee, with
      RESPONSIBILITIES AND RISK INVOLVED IN       any resulting recommendations made to the
      BEING A DIRECTOR.                           full Board of Directors, to ensure that
                                                  such compensation realistically reflects
                                                  the responsibilities and risks of being an
                                                  effective Director.

(9)   COMMITTEES OF THE BOARD OF DIRECTORS        All Committees of the Board of Directors at
      SHOULD GENERALLY BE COMPOSED OF OUTSIDE     QLT are composed entirely of unrelated or
      DIRECTORS, A MAJORITY OF WHOM ARE           independent Directors.
      UNRELATED DIRECTORS.

(10)  THE BOARD OF DIRECTORS SHOULD ASSUME        The Corporate Governance and Nominating
      RESPONSIBILITY FOR, OR ASSIGN TO A          Committee of the Board of Directors ensures
      COMMITTEE OF DIRECTORS, GENERAL             that an effective and efficient approach to
      RESPONSIBILITIES FOR DEVELOPING QLT'S       corporate governance at QLT is developed
      APPROACH TO GOVERNANCE ISSUES.              and implemented. The Committee assesses the
                                                  effectiveness of corporate governance and
                                                  makes recommendations to the full Board of
                                                  Directors.

(11)  THE BOARD OF DIRECTORS TOGETHER WITH THE    The Board of Directors maintains an updated
      CHIEF EXECUTIVE OFFICER SHOULD DEVELOP      description of the duties and obligations
      POSITION DESCRIPTIONS FOR THE BOARD OF      for each of the Chair and the Chief
      DIRECTORS AND FOR THE CHIEF EXECUTIVE       Executive Officer, in addition to a mandate
      OFFICER. THE BOARD OF DIRECTORS SHOULD      of the Board. These position descriptions
      APPROVE OR DEVELOP THE CORPORATE            involve the definition of the limits to
      OBJECTIVES WHICH THE CHIEF EXECUTIVE        management's responsibilities. The Board of
      OFFICER IS RESPONSIBLE FOR MEETING.         Directors annually approves the corporate
                                                  objectives which the Chief Executive
                                                  Officer is responsible for meeting.

(12)  THE BOARD OF DIRECTORS SHOULD HAVE IN       The Board meets independently of management
      PLACE APPROPRIATE STRUCTURES AND            at each regular Board meeting. The Chairman
      PROCEDURES TO ENSURE THAT THE BOARD OF      of the Board is an unrelated and
      DIRECTORS CAN FUNCTION INDEPENDENTLY OF     independent member of the Board of
      MANAGEMENT.                                 Directors.

          TSX GUIDELINES FOR EFFECTIVE                           QLT CORPORATE
              CORPORATE GOVERNANCE                           GOVERNANCE PRACTICES
------------------------------------------------  -------------------------------------------
(13)  THE AUDIT COMMITTEE OF THE BOARD OF         The Audit and Risk Committee of the Board
      DIRECTORS SHOULD BE COMPOSED ONLY OF        of Directors is composed entirely of
      OUTSIDE DIRECTORS AND SHOULD HAVE (I)       outside, unrelated and independent
      SPECIALLY DEFINED ROLES AND                 Directors. The Audit and Risk Committee
      RESPONSIBILITIES; (II) DIRECT               consists of three Directors who are not
      COMMUNICATION CHANNELS WITH THE INTERNAL    involved in the daily operations of QLT.
      AND EXTERNAL AUDITORS; AND (III) OVERSIGHT  The Audit and Risk Committee assists the
      RESPONSIBILITY FOR MANAGEMENT REPORTING IN  Board of Directors in fulfilling its
      INTERNAL CONTROL.                           responsibilities for QLT's accounting and
                                                  financial reporting practices by reviewing
                                                  the quarterly and annual consolidated
                                                  financial statements, reviewing the
                                                  adequacy of the system of internal
                                                  controls, reviewing any relevant
                                                  accounting, financial and security
                                                  regulatory matters, reviewing the
                                                  management of corporate risks and
                                                  recommending the appointment of independent
                                                  auditors, who meet quarterly with
                                                  management and separately with management
                                                  excluded. The Audit and Risk Committee also
                                                  provides a mechanism for communication
                                                  between the Board of Directors and QLT's
                                                  independent auditors, who meet not less
                                                  than quarterly with management and
                                                  separately with management excluded.
                                                  This Committee engages the auditors on
                                                  behalf of the Company, and has the
                                                  authority to engage other external advisors
                                                  as it considers warranted.

                                                  This Committee, which currently consists of
                                                  Dr. Dlouhy, Mr. Crossgrove and Mr.
                                                  Mendelson, held six meetings during 2002.

(14)  THE BOARD OF DIRECTORS SHOULD IMPLEMENT A   Individual Directors may engage outside
      SYSTEM WHICH ENABLES AN INDIVIDUAL          advisers at the expense of QLT, with the
      DIRECTOR TO ENGAGE AN OUTSIDE ADVISOR AT    prior approval of the Chairman. The Audit
      QLT'S EXPENSE, IN APPROPRIATE               Committee has authority to engage external
      CIRCUMSTANCES.                              advisors as it considers warranted.

                              INSTRUMENT OF PROXY

                                    QLT INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                   THE MANAGEMENT OF QLT INC. (THE "COMPANY")
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003



The undersigned shareholder of the Company revokes any proxy previously given and appoints Mr. Paul J. Hastings, the President and Chief Executive Officer of the Company, or failing him, Mr. E. Duff Scott, the Chairman of the Board of Directors of the Company, or instead of either of them____________________ as Proxy, with power of substitution, to attend and vote for the undersigned at the Annual Meeting of shareholders of the Company to be held on May 22, 2003 at 10:00 a.m. (Vancouver time) at the Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia, and at any adjournments or postponements thereof, and to vote the common shares in the capital stock of the Company registered in the same manner and to the same extent as if the undersigned were personally present and, without limiting the generality of the foregoing, to vote as directed below:

1. To appoint the firm Deloitte & Touche LLP, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors for the ensuing year.

       FOR (    ) WITHHOLD (     )

2.   To fix the number of directors for the ensuing year at seven (7).

       FOR (     )         AGAINST (     )



3. To elect the following persons as directors of the Company for the ensuing year.

     Scott, E. Duff          FOR       (     )  WITHHOLD       (     )
     Hastings, Paul J.       FOR       (     )  WITHHOLD       (     )
     Levy, Julia G.          FOR       (     )  WITHHOLD       (     )
     Crossgrove, Peter A.    FOR       (     )  WITHHOLD       (     )
     Henriksen, Ronald D.    FOR       (     )  WITHHOLD       (     )
     Mendelson, Alan C.      FOR       (     )  WITHHOLD       (     )
     Wood, L. Jack           FOR       (     )  WITHHOLD       (     )


4. To transact such other business as may properly come before the meeting, or at any adjournments or postponements thereof.


     ---------------------------------------------------------------------------
     Signature

     Name (Please Print)


     ---------------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Date


     If NOT dated, will be deemed to be dated May 20, 2003.


     ---------------------------------------------------------------------------
     Number of Shares to be voted

     If left blank, all shares registered in your name will be deemed to be represented by this proxy.

                        NOTES TO THE INSTRUMENT OF PROXY
                            FOR THE ANNUAL MEETING OF
                                    QLT INC.
                           TO BE HELD ON MAY 22, 2003


1. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 TO 3 AS YOU MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF YOU DO NOT WANT TO APPOINT THE PERSONS NAMED IN THE INSTRUMENT OF PROXY AS YOUR PROXY, YOU SHOULD STRIKE OUT THOSE NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ACT AS YOUR PROXY. THAT OTHER PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY.

3. If any amendments or variations to matters identified in the attached Notice of meeting are proposed at the meeting, or if any other matters properly come before the meeting, this Instrument of Proxy confers upon the person named as your proxy discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the Instrument of Proxy at the meeting. The management of the Company knows of no such amendment, variation or other matter to come before the meeting.

4. The Instrument of Proxy will not be valid unless it is signed and dated by you or by your attorney authorized in writing or, if the shareholder is a corporation, dated and signed either under corporate seal or by a duly authorized officer or attorney of the corporation. If the Instrument of Proxy is executed by an attorney for an individual shareholder or a corporate shareholder, for the Instrument of Proxy to be effective, the power of attorney under which the Instrument of Proxy is signed must be deposited in the same manner set out below for the depositing of the Instrument of Proxy.

5. The Instrument of Proxy, to be effective, must be deposited by mail or fax at the office of Computershare Trust Company of Canada by 4:30 p.m. (Toronto time) on May 20, 2003, or as to any matter in respect of which a vote shall not have already been cast at the meeting, by delivering the Instrument of Proxy to the Chairman of the meeting on the day of the meeting, or at any adjournments or postponements thereof. The address for Computershare Trust Company of Canada is:



                      COMPUTERSHARE TRUST COMPANY OF CANADA
                                PROXY DEPARTMENT
                              100 UNIVERSITY AVENUE
                                    9TH FLOOR
                                TORONTO, ONTARIO
                                     M5J 2Y1
 FAX: WITHIN NORTH AMERICA: 1-866-249-7775 OUTSIDE NORTH AMERICA: (416) 263-9524